EXHIBIT 4.1

                            [FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP No. 26844P 10 9

                            [FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCOPRATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP No. ________

DISTRIBUTION ROYALTY INC.
AUTHORIZED COMMON STOCK
75,000,000 SHARES
PAR VALUE: $0.001

THIS CERTIFIES THAT ________________________________

IS THE RECORD HOLDER OF ___________________________

Transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [Corporate Seal]
                             DISTRIBUTION ROYALTY INC.
                                    Nevada

/s/ Stephen F. McKernan	/s/ Stephen F. McKernan

President	Chief Executive Officer

                  ________________________________________

                             [BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

FOR VALUE RECEIVED ________________ hereby sell, assign and transfer into ________________________________________

Please print or typewrite name and address, including zip code, of assignee _________________ Shares of the capital stock represented by the written Certificate, and do hereby irrevocably constitute and appoint ____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitutions in the premises..

Dated:

Signature: ________________________________________

Signature Guarantee by: ________________________________________